Exhibit h.1

[                ] Shares

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND

COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01

PER SHARE

UNDERWRITING AGREEMENT

August [26], 2020

August [26], 2020

Morgan Stanley & Co. LLC

BofA Securities, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Nuveen Securities, LLC

c/o	Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606

Ladies and Gentlemen:

Nuveen Dynamic Municipal Opportunities Fund (the “Fund”), a business trust organized under the laws of The Commonwealth of Massachusetts, is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) [                ] shares of its common shares of beneficial interest, par value $0.01 per share (the “Firm Shares”). The Fund also proposes to issue and sell to the several Underwriters not more than an additional [                ] shares of its common shares of beneficial interest, par value $0.01 per share (the “Additional Shares”) if and to the extent that you, as managers of the offering (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The common shares of beneficial interest, par value $0.01 per share, of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Shares.”

Nuveen Fund Advisors, LLC, a registered investment adviser (the “Investment Adviser”), acts as the Fund’s investment adviser pursuant to an Investment Management Agreement between the Investment Adviser and the Fund (the “Investment Management Agreement”). Nuveen Asset Management, LLC, a registered investment adviser (the “Sub-Adviser”), acts as the Fund’s subadviser pursuant to a Sub-Advisory Agreement between the Sub-Adviser and the Investment Adviser (the “Sub-Advisory Agreement”). The Investment Adviser and the Sub-Adviser are referred to together as the “Advisers.”

The Fund has filed with the Securities and Exchange Commission (the “Commission”) a notification on Form N-8A (the “Notification”) of registration of the Fund as an investment company under the Investment Company Act and a registration statement on Form N-2, including a prospectus and a statement of additional information incorporated by reference in the prospectus, relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares and filed with the Commission in accordance with Rule 497 of the Securities Act, including the statement of additional information incorporated therein by reference, is hereinafter referred to as the “Prospectus”; any prospectus delivered to any person by the Fund, the Advisers or any agent or affiliate thereof before such Registration Statement became effective, and any prospectus that omitted the information included in any such Prospectus that was omitted from such Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A that was used after such effectiveness and prior to the execution and delivery of this Agreement, including the statement of additional information incorporated therein, is herein referred to as a “preliminary prospectus.” If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Investment Company Act and the Securities Act are hereinafter referred to collectively as the “Acts,” the Investment Advisers Act of 1940, as amended, is hereinafter referred to as the “Advisers Act” and the rules and regulations of the Commission under the Acts, the Advisers Act and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are hereinafter referred to collectively as the “Rules and Regulations.”

For purposes of this Agreement, “Omitting Prospectus” means any advertisement used in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations (“Rule 482”) and “Time of Sale Prospectus” means the preliminary prospectus, dated July 27, 2020 including the statement of additional information incorporated therein by reference, and each Omitting Prospectus identified on Schedule II hereto as a Retail Omitting Prospectus, all considered together. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein, including the statement of additional information.

1.    Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to and agree with each of the Underwriters as of the date hereof that:

(a)    The Fund meets the requirements for the use of Form N-2 under the Acts. The Registration Statement is effective or has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, nor has there been any order of suspension or revocation of registration of the Fund under the Investment Company Act pursuant to the Investment Company Act, and no proceedings for any such purpose have been instituted or are pending before or to the knowledge of the Fund or the Advisers threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

(b)    (i) The Registration Statement, when it became effective under the Securities Act, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers did not, and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

(c)    The Fund has been organized, is validly existing as an unincorporated business trust in good standing under the laws of The Commonwealth of Massachusetts, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) would not reasonably be expected to have a material adverse effect on the Fund’s performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, operations or properties of the Fund, whether or not arising from transactions in the ordinary course of business ((i) and (ii), individually or collectively, a “Fund Material Adverse Effect”). The Fund has no subsidiaries.

(d)    The Fund is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act. No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no trustee of the Fund is an “interested person” of the Fund or an “affiliated person” of any Underwriter (each as defined in the Investment Company Act).

(e)    Each of this Agreement, the Investment Management Agreement, the Amended and Restated Master Custodian Agreement between State Street Bank and Trust Company (the “Custodian”) and the Fund (the “Custodian Agreement”) and the Transfer Agency and Service Agreement among Computershare Trust Company, N.A., Computershare Inc. (each, a “Transfer Agent” and, collectively, the “Transfer Agent”) and the Fund (the “Transfer Agency Agreement”) (the Investment Management Agreement, the Custodian Agreement and the Transfer Agency Agreement being referred to herein collectively as the “Fundamental Agreements”) has been duly authorized, executed and delivered by the Fund. Each of this Agreement and the Fundamental Agreements complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. The Fund has adopted the Automatic Dividend Reinvestment Plan (the “Plan”). Each Fundamental Agreement and the Plan is a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund’s obligations thereunder may be limited by bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(f)    None of (A) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, this Agreement and each Fundamental Agreement or the adoption by the Fund of the Plan, or (B) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene (i) any provision of applicable law, (ii) the Declaration of Trust (the “Declaration”) and by-laws of the Fund (the “By-laws”), (iii) any agreement or other instrument binding upon the Fund that is material to the Fund or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under this Agreement, the Fundamental Agreements or the Plan, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, or as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares.

(g)    The authorized shares of beneficial interest of the Fund conform in all material respects to the description thereof contained in each of the Registration Statement,

the Time of Sale Prospectus and the Prospectus under the heading “Description of Shares and Debt”, and the Declaration and By-laws, the Fundamental Agreements and the Plan conform in all material respects to the descriptions thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)    The Declaration and By-laws, this Agreement, the Fundamental Agreements and the Plan comply with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and are in full force and effect.

(i)    The Fundamental Agreements and the Plan are in full force and effect and neither the Fund nor any other party to any such agreement is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected, except to the extent that such default would not have a Fund Material Adverse Effect.

(j)    The Fund’s common shares of beneficial interest outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable (except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus).

(k)    The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable (except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus), and the issuance of the Shares will not be subject to any preemptive or similar rights.

(l)    The Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The Fund’s registration statement on Form 8-A under the Exchange Act is effective.

(m)    Each Omitting Prospectus (i) complies with the requirements of Rule 482, (ii) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in light of the circumstances under which it was made, not misleading, (iii) complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (iv) has been duly filed with FINRA and FINRA has issued no objections with respect thereto. Except for the Omitting Prospectuses identified on Schedule II hereto, the Fund and the Advisers have not prepared, used or referred to and will not, without your prior written consent, prepare, use or refer to any prospectus or other advertising material in reliance upon Rule 482 of the Rules and Regulations.

(n)    [RESERVED]

(o)    The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement, the Time of Sale Prospectus and the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund is eligible and intends to qualify as a regulated investment company under Subchapter M of the Code.

(p)    There has not occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or otherwise) or prospects, earnings, business, operations or properties of the Fund from those set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(q)    There are no legal or governmental proceedings pending or, to the knowledge of the Fund or the Advisers, threatened to which the Fund is a party or to which any of the properties of the Fund is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not have a Fund Material Adverse Effect, or an adverse effect on the power or ability of the Fund to perform its obligations under this Agreement or to consummate the transactions contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Acts and the applicable Rules and Regulations in all material respects.

(r)    The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a Fund Material Adverse Effect.

(s)    Each preliminary prospectus (including the statement of additional information incorporated therein by reference) filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 of the Rules and Regulations, complied when so filed in all material respects with the Acts and the applicable Rules and Regulations.

(t)    The financial statements, together with the related notes to such financial statements, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the financial position of the Fund as of the date indicated therein, and said financial statements have been prepared in conformity with generally accepted accounting principles. KPMG LLP, whose report appears in the

Registration Statement, the Time of Sale Prospectus and the Prospectus and who have opined on the financial statements and supporting schedules, if any, included in the Registration Statement, is an independent registered public accounting firm as required by the Acts and the applicable Rules and Regulations.

(u)    There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, other than as described therein.

(v)    All advertisements authorized by the Fund for use in the offering of the Shares complied and will comply in all material respects with the requirements of the Acts, the applicable Rules and Regulations and the rules and regulations of FINRA and there are no such advertisements other than (i) the Omitting Prospectuses identified in Schedule II hereto and (ii) any advertisement that complies with Rule 135a of the Rules and Regulations and that you have approved in writing.

(w)    There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund or to require the Fund to include such securities with the Shares registered pursuant to the Registration Statement.

(x)    The expense summary information set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Summary of Fund Expenses” has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, are reasonably based and attainable.

(y)    Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Fund has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction (other than pursuant to this Agreement); (ii) the Fund has not purchased any of its outstanding shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest (other than, in the event this representation and warranty is made after the Closing Date, (A) ordinary and customary dividends declared and payable after the Closing Date and (B) any share repurchases made by the Fund as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus); and (iii) there has not been any material change in the shares of beneficial interest, short-term debt or long-term debt of the Fund except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(z)    The Fund owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it. The Fund has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Fund Material Adverse Effect.

(aa)    The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions in Fund assets are executed in accordance with management’s general or specific authorizations; (ii) transactions in Fund assets are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to Fund assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Fund assets is compared with the existing Fund assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, since the date of the Fund’s most recent audited financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has been (i) no material weakness in the Fund’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting. The Fund maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the Investment Company Act) and such disclosure controls and procedures are effective as required by the Investment Company Act and the applicable Rules and Regulations.

(bb)    Neither the Fund nor, to the knowledge of the Fund or the Advisers, any employee nor agent of the Fund has made any payment of funds of the Fund or received or retained any funds on behalf of the Fund, which payment, receipt or retention is of a character required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(cc)    Each Transfer Agent is duly enrolled as a participant in the Fast Automated Transfer Program (FAST) of The Depository Trust Company (“DTC”).

(dd)    The Fund does not own any real property and the Fund does not hold under lease any real property or buildings.

(ee)    (i) Neither the Fund nor any of its affiliates, trustees, officers, or employees, nor, to the Fund’s or the Advisers’ knowledge, any agent or representative of the Fund or of any of its affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Fund and, to the Fund’s or the Advisers’ knowledge, its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Fund will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ff)    The operations of the Fund are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) and the applicable anti-money laundering statutes of jurisdictions where the Fund conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Fund or the Advisers, threatened.

(gg)    (i) Neither the Fund nor any of its trustees, officers, or employees, nor, to the Fund’s or Advisers’ knowledge, any agent, affiliate or representative of the Fund, is an individual or entity (“Fund Person”) that is, or is owned or controlled by one or more Fund Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii) The Fund will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Fund Person: (A) to fund or facilitate any activities or business of or with any Fund Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Fund Person (including any Fund Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) For the past five (5) years, the Fund has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Fund Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

2.    Representations and Warranties of the Advisers. Each Adviser, jointly and severally, represents and warrants to and agrees with each of the Underwriters as of the date hereof that:

(a)    Such Adviser has been duly organized, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization,

has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) would not reasonably be expected to have a material adverse effect on such Adviser’s performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, operations or properties of such Adviser, whether or not arising from transactions in the ordinary course of business ((i) and (ii), individually or collectively, an “Adviser Material Adverse Effect”). The Sub-Adviser has no subsidiaries.

(b)    Such Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement as the investment adviser to the Fund as contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, in the case of the Investment Adviser, or from acting under the Sub-Advisory Agreement as the subadviser to the Fund as contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, in the case of the Sub-Adviser, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of such Adviser, threatened by the Commission.

(c)    This Agreement and each of the Investment Management Agreement, the Sub-Advisory Agreement, the Structuring and Syndication Fee Agreement between the Investment Adviser and Morgan Stanley & Co. LLC dated August [26], 2020 (the “Morgan Stanley Fee Agreement”), the Structuring Fee Agreement between the Investment Adviser and BofA Securities, Inc. dated August [26], 2020 (the “BofA Fee Agreement”), the Structuring Fee Agreement between the Investment Adviser and UBS Securities LLC dated August [26], 2020 (the “UBS Fee Agreement”), the Structuring Fee Agreement between the Investment Adviser and Wells Fargo Securities, LLC dated August [26], 2020 (the “Wells Fee Agreement”), the Fee Agreement between the Investment Adviser and Ameriprise Financial Services, LLC dated August [26], 2020 (the “Ameriprise Fee Agreement”), the Fee Agreement between the Investment Adviser and RBC Capital Markets, LLC dated August [26], 2020 (the “RBC Fee Agreement”) and the Fee Agreement between the Investment Adviser and Stifel, Nicolaus & Company, Incorporated dated August [26], 2020 (the “Stifel Fee Agreement”) (the Morgan Stanley Fee Agreement, the BofA Fee Agreement, the UBS Fee Agreement, the Wells Fee Agreement, the Ameriprise Fee Agreement, the RBC Fee Agreement and the Stifel Fee Agreement are referred to herein, collectively, as the “Fee Agreements”, and the Investment Management Agreement, the Sub-Advisory Agreement and the Fee Agreements are referred to herein, collectively, as the “Adviser Agreements”) to which such Adviser is a party have been duly authorized, executed and delivered by such Adviser. Each of this Agreement and the Adviser Agreements to which such Adviser is a party complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Adviser Agreements to which such Adviser is a party is a valid and binding agreement of such Adviser, enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser’s obligations thereunder may be limited by bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(d)    The execution and delivery by such Adviser of, and the performance by such Adviser of its obligations under this Agreement and the Adviser Agreements to which it is a party will not contravene (i) any provision of applicable law or (ii) the limited liability company agreement or by-laws of such Adviser, or (iii) any agreement or other instrument binding upon such Adviser that is material to such Adviser or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Adviser, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by such Adviser of its obligations under this Agreement and the Adviser Agreements to which it is a party, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares by the Underwriters pursuant to this Agreement.

(e)    There are no legal or governmental proceedings pending or, to the knowledge of such Adviser, threatened to which such Adviser is a party or to which any of the properties of such Adviser is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, individually or in the aggregate, have an Adviser Material Adverse Effect, or a material adverse effect on the power or ability of such Adviser to perform its obligations under this Agreement or to consummate the transactions contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents applicable to such Adviser that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(f)    Such Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have an Adviser Material Adverse Effect or a Fund Material Adverse Effect.

(g)    Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement,

the Time of Sale Prospectus and the Prospectus and by this Agreement and the Adviser Agreements to which it is a party.

(h)    The Investment Management Agreement and the Sub-Advisory Agreement to which such Adviser is a party are in full force and effect and neither the Fund nor any such Adviser is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default by such Adviser under such document.

(i)    All information furnished by such Adviser for use in the Registration Statement, the Time of Sale Prospectus and the Prospectus, including, without limitation, the description of such Adviser, does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading (in the case of the Time of Sale Prospectus and Prospectus, in light of the circumstances under which such statement was made).

(j)    There has not occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or otherwise) or in the prospects, earnings, business, operations or properties of such Adviser from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by such Adviser which are material to such Adviser other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(k)    (i) Neither such Adviser nor any of its subsidiaries, affiliates, directors, managers, members, officers or employees, nor, to such Adviser’s knowledge, any agent or representative of such Adviser or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) such Adviser and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) such Adviser will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(l)    The operations of such Adviser and its subsidiaries are and have been conducted at all times in compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Adviser, threatened.

(m)    (i) Neither Adviser nor any of its subsidiaries, any directors, managers, members, officers or employees thereof, nor, to such Adviser’s knowledge, any agent,

affiliate or representative of such Adviser or any of its subsidiaries, is an individual or entity (“Adviser Person”) that is, or is owned or controlled by one or more Adviser Persons that are: (A) the subject of any Sanctions, nor (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii) Neither Adviser will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Adviser Person: (A) to fund or facilitate any activities or business of or with any Adviser Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Adviser Person (including any Adviser Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) For the past five (5) years, each Adviser and its subsidiaries have not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Adviser Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.    Agreements to Sell and Purchase. The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties contained in this Agreement, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $15.00 a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [                ] Additional Shares at the Purchase Price, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Firm Shares but not payable on the Additional Shares. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice, substantially in the form of Exhibit B hereto, not later than 45 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Fund hereby agrees that, without the prior written consent of Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, it will not,

during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; provided that nothing in this paragraph shall prevent the Fund from issuing Common Shares pursuant to this Agreement or the Plan.

[If Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 6(l) hereof for an employee, officer or trustee of the Fund or the Advisers, as applicable, and provide the Fund with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Fund agrees to announce the impending release or waiver by a press release substantially in the form reasonably agreed to by the Fund and Morgan Stanley & Co. LLC through a major news service at least two business days before the effective date of the release or waiver.]1

4.    Terms of Public Offering. The Fund and the Advisers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Fund and the Advisers are further advised by you that the Shares are to be offered to the public initially at $15.00 a share (the “Public Offering Price”), and to certain dealers selected by you at a price that represents a concession not in excess of $0.30 a share under the Public Offering Price (which Shares shall thereafter be offered to the public at the Public Offering Price).

5.    Payment and Delivery. Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on August [31], 2020, or at such other time on the same or such other date, not later than 10 business days after such date, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than October [26]2, 2020, as shall be designated in writing by you.

1 [NTD: To be included if necessary.]

2 [NTD: Date to be 45 calendar days plus 10 business days from pricing.]

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you through the facilities of DTC on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6.    Conditions to the Underwriters’ Obligations. The respective obligations of the Fund and the Advisers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than 5:30 P.M. (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), (1) in the case of the Fund, there shall not have occurred (A) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6, or (B) any change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of the Fund, whether or not arising from transactions in the ordinary course of business, from that set forth in the Time of Sale Prospectus and, (2) in the case of each Adviser, there shall not have occurred any change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties, operations, management or personnel of the Adviser, whether or not arising from transactions in the ordinary course of business, from that set forth in the Time of Sale Prospectus, the effect of which in any case referred to in clause (1) or (2) above is, in the sole judgment of the Representatives, so material and adverse and that makes it, in such Representatives’ judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)    The Underwriters shall have received on the Closing Date certificates, dated the Closing Date, of the principal executive officer and principal financial officer (or officers acting in similar capacities) of the Fund and an executive officer of each Adviser, to the effect (i) that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are, as of the Closing Date, pending before or, to the knowledge of the Fund or such Adviser, threatened by the Commission, (ii) that the representations and warranties of the Fund and such Adviser contained in Sections 1 and 2, as applicable, of this Agreement are true and correct as of the Closing Date, (iii) that each of the Fund and the Advisers has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, and (iv) during the time periods set forth in Section 6(a) above, there has been no Fund Material Adverse Effect or Adviser Material Adverse Effect, as applicable.

Each officer signing and delivering such a certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)    Each of the Advisers and the Fund shall have performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.

(d)    The Underwriters shall have received on the Closing Date an opinion and a negative assurance letter of Stradley Ronon Stevens & Young, LLP (“Stradley”), special counsel for the Fund, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit A-1 hereto.

(e)    The Underwriters shall have received on the Closing Date (i) an opinion of internal counsel for the Investment Adviser and (ii) an opinion of internal counsel for the Sub-Adviser, each dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect respectively set forth in Exhibit A-2 and Exhibit A-3 hereto.

(f)    The Underwriters shall have received on the Closing Date the favorable opinion of Weil, Gotshal & Manges LLP (“Weil”), counsel for the Underwriters, dated the Closing Date, and covering such matters as the Underwriters shall reasonably request.

In rendering the opinions described in Section 6(d) and Section 6(f) above and the opinions rendered in connection with the sale to the Underwriters of Additional Shares, if any, as to matters of Massachusetts law, Stradley and Weil may rely on the opinion of Morgan, Lewis & Bockius LLP (“Morgan Lewis”), so long as a copy of such opinion of Morgan Lewis is delivered to you and is in form and substance satisfactory to you and your counsel, and such opinion of Morgan Lewis expressly permits reliance thereon by Stradley and Weil for purposes of rendering the foregoing opinion.

(g)    The Underwriters shall have received, on each of the date hereof and the Closing Date, a signed report from KPMG LLP, dated such date, and in form and substance satisfactory to you and your counsel containing statements and information of the type ordinarily included in accountants’ reports with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h)    All filings, applications and proceedings taken by the Fund and the Advisers in connection with the organization and registration of the Fund and the Shares under the Acts and the applicable Rules and Regulations shall be satisfactory in form and substance to you and counsel for the Underwriters.

(i)    No action, suit, proceeding, inquiry or investigation shall have been instituted or, to the knowledge of the Fund or the Advisers, threatened by the Commission which would adversely affect the Fund’s standing as a registered investment company under the Investment Company Act or the standing of the Investment Adviser or Sub-Adviser as a registered investment adviser under the Advisers Act.

(j)    The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

(k)    On the date hereof, the Investment Adviser shall deliver to each of the other parties to the Fee Agreements copies of the Fee Agreements, executed by such Investment Adviser, together with reproduced copies of such agreements executed by the Investment Adviser for each of the other parties thereto.

(l)    [The “lock up” agreements between you and certain employees, officers and Trustees of the Fund or the Advisers purchasing Shares in the offering, relating to sales and certain other dispositions of Common Shares or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.]3

(m)    The Underwriters shall have received on the Closing Date a certificate from a duly authorized officer of the Transfer Agent certifying that the Transfer Agency Agreement is in full force and effect and is a valid and binding agreement of the Transfer Agent.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Fund and the Advisers, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares, and officers’ certificates, a report of KPMG LLP and opinions of Stradley, internal counsel for the Investment Adviser, internal counsel for the Sub-Adviser and Weil to the effect set forth above, except that such certificates, report and opinions shall be dated as of the applicable Option Closing Date and statements and opinions above contemplated to be given as of the Closing Date shall instead be made and given as of such Option Closing Date.

7.    Covenants of the Fund and the Advisers. In further consideration of the agreements of the Underwriters herein contained, the Fund and the Advisers, jointly and severally, covenant and agree with each Underwriter as follows:

(a)    To notify you promptly, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period mentioned in Section 7(h) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in order to make the statements therein not misleading in any material respect (in the case of the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus, in light of the circumstances under which such statement was made). If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company

3 [NTD: To be included if necessary.]

Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

(b)    To furnish to you, without charge, three signed copies of each of the Notification and the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Notification and the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. (New York City time) on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(h) below, as many copies of the Time of Sale Prospectus, Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(c)    Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 497 of the Rules and Regulations any prospectus required to be filed pursuant to such Rule.

(d)    To furnish to you a copy of each proposed Omitting Prospectus to be prepared by or on behalf of, used by, or referred to by the Fund and not to use or refer to any proposed Omitting Prospectus to which you reasonably object.

(e)    If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order that the Time of Sale Prospectus not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)    The Fund will use the net proceeds received by it from the sale of the Shares in the manner specified in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(g)    The Fund and the Advisers will not take any action designed to cause or result in the manipulation of the price of any security of the Fund to facilitate the sale of Shares in violation of the Acts or the Exchange Act and the applicable Rules and Regulations, or the securities or Blue Sky laws of the various states in connection with the offer and sale of Shares.

(h)    If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Fund) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i)    To use its best efforts to maintain the Fund’s qualification as a regulated investment company under Subchapter M of the Code.

(j)    To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as is required by applicable law.

(k)    To make generally available to the Fund’s security holders and to you as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Fund occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations, including Rule 158, of the Commission thereunder.

(l)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Fund and the Advisers under this Agreement, including: (i) the fees, disbursements and expenses of the Fund’s counsel and the Fund’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Notification, the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, and any Omitting Prospectus prepared by or on behalf of, used by, or referred to by the Fund and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification, if any, of the Shares for offer and sale under state securities laws as provided in Section 7(j) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, which fees and disbursements of counsel to the Underwriters shall not exceed $30,000 in the aggregate, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Fund relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund, travel and lodging expenses of the representatives and officers of the Fund and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the document production charges and expenses associated with printing this Agreement and (ix) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section. The Fund and the Investment Adviser agree that the Investment Adviser will (a) reimburse all organizational expenses of the Fund and pay all of the foregoing offering costs incident to the performance of the obligations of the Fund under this Agreement and (b) pay the foregoing costs and expenses incident to the performance of the obligations of the Investment Adviser under this Agreement. In addition, the Investment Adviser agrees to pay an amount equal to $0.45 per Share sold under this Agreement to Morgan Stanley & Co. LLC, on behalf of the Underwriters, on the Closing Date (the “Underwriter Compensation”). It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(m)    The Fund will not declare or pay any dividend or other distribution on any of the Common Shares unless a holder of such Common Shares that was not a holder of record until the close of business on October [26]4, 2020 would be entitled to receive the full amount thereof.

8.    Indemnity and Contribution. (a) Each of the Fund and the Advisers, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent of any Underwriter, and each director, officer or affiliate of

4 [NTD: Date to be 45 calendar days plus 10 business days from pricing.]

any Underwriter, within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Omitting Prospectus, preliminary prospectus, the Time of Sale Prospectus or the Prospectus, in light of the circumstances in which they were made), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund or the Advisers in writing by such Underwriter through you expressly for use therein or (ii) resulting from, related to or arising in connection with the posting of any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto on the website of the Fund, the Investment Adviser, the Sub-Adviser or any affiliate of the foregoing.

(b)    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Fund and the Advisers, its trustees or members (respectively), and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund or any Adviser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity in Section 8(a)(i) above from the Fund and the Advisers to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Fund or the Advisers in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, any Omitting Prospectus or Prospectus or any amendments or supplements thereto.

(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or Section 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, all persons who are agents of any Underwriter or all persons who are directors, officers and affiliates of any Underwriters within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its trustees, its officers who sign the Registration Statement and each person, if any, who controls the Fund within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Advisers, their members, and each person, if any, who controls any of the Advisers within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons, agents, directors, officers and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. LLC. In the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund. In the case of any such separate firm for the Advisers, and such members and control persons of the Advisers, such firm shall be designated in writing by the Investment Adviser. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    To the extent the indemnification provided for in Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by Section 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) above but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Fund and the total Underwriter Compensation received by the Underwriters bear to the aggregate Public Offering Price of the Shares. The relative fault of the Fund and the Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or any of the Advisers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. Each of the Advisers agrees to pay any amounts that are payable by the Fund pursuant to this paragraph to the extent that the Fund fails to make all contributions required to be made by the Fund pursuant to this Section 8.

(e)    The Fund, the Advisers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the Underwriter Compensation received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)    The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Fund and each of the Advisers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter, or any agent of any Underwriter or any director, officer or affiliate of any Underwriter or by or on behalf of any of the Advisers, their officers or members or any person controlling the Advisers or by or on behalf of the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

9.    Termination. The Underwriters may terminate this Agreement by notice given by you to the Fund, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the NASDAQ Global Market, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, (v) there has been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Advisers, whether or not arising in the ordinary course of business, or (vi) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this Section 9, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

10.    Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Fund for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Fund or the Advisers. In any such case either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund or any of the Advisers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund or any of the Advisers shall be unable to perform its obligations under this Agreement, the Fund and the Advisers, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11.    Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Fund, the Advisers and the Underwriters with respect to the preparation of any preliminary prospectus, the Registration Statement, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)    The Fund and the Advisers acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Fund, the Advisers or any other person affiliated with the Fund or the Advisers, (ii) the Underwriters owe the Fund and the Advisers only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Fund and the Advisers. The Fund and the Advisers waive to the full extent permitted by applicable law any claims any of them may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

12.    Counterparts. For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed by the parties hereto, each of which shall be an original instrument and all of which taken together shall constitute one and the same Agreement. Delivery of a signed counterpart of this Agreement by e-mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or facsimile transmission shall constitute valid and sufficient delivery thereof.

13.    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15.    Waiver of Jury Trial. Each of the Fund, the Investment Adviser, the Sub-Adviser and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: Syndicate Department, with a copy to the ECM Legal Department; UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Equity Syndicate Desk; Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Desk; and if to the Fund, the Investment Adviser or the Sub-Adviser, shall be delivered, mailed or sent to Nuveen Fund Advisors, LLC, 333 West Wacker Drive, Chicago, Illinois 60611, Attention: Chief Legal Officer.

17.    Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Declaration of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Fund by an officer or trustee of the Fund in his or her capacity as an officer or trustee of the Fund and not individually and that the obligations of the Fund under or arising out of this Underwriting Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund.

18.    Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Remainder of page intentionally left blank]

Very truly yours,

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND

By:
Name:
Title:

NUVEEN FUND ADVISORS, LLC

By:
Name: Gifford R. Zimmerman
Title: Managing Director

NUVEEN ASSET MANAGEMENT, LLC

By:
Name:
Title:

[NDMO – UNDERWRITING AGREEMENT]

Accepted as of the date hereof

Morgan Stanley & Co. LLC

BofA Securities, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Nuveen Securities, LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:
	Name:	Michael Occi
	Title:	Managing Director

By:	BofA Securities, Inc.

By:
Name:
Title:

By:	UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

[NDMO – UNDERWRITING AGREEMENT]

By:	Wells Fargo Securities, LLC

By:
Name:
Title:

By:	Nuveen Securities, LLC

By:
Name:
Title:

[NDMO – UNDERWRITING AGREEMENT]

SCHEDULE I5

Underwriter	Number of Firm Shares to be Purchased

Morgan Stanley & Co. LLC

BofA Securities, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Nuveen Securities, LLC

Ameriprise Financial Services, LLC

RBC Capital Markets, LLC

Stifel, Nicolaus & Company, Incorporated

B. Riley Securities, Inc.

Brookline Capital Markets, a division of Arcadia Securities, LLC

D.A. Davidson & Co.

Hilltop Securities Inc.

Incapital LLC

Janney Montgomery Scott LLC

JonesTrading International Services LLC

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

National Securities Corporation

Newbridge Securities Corporation

Pershing LLC

Synovus Securities, Inc.

Wedbush Securities Inc.

Wintrust Investments, LLC

Total

5 [NTD: To be completed.]

SCHEDULE II

Omitting Prospectuses

1.	Investor Brochure (retail omitting prospectus)

2.	John Miller Pre-recorded Video Presentation (undated)

3.	Pitchbook/Roadshow Webinar Presentation (undated)

4.	Form of Advisor IPO E-mail Offering and webinar invitation (undated)

5.	IPO Webpages (undated)

6.	“Continued innovation in the closed-end fund IPO market” Whitepaper

7.	Webinar agenda (undated)

SCHEDULE III

Pricing Information

1.	Number of Shares Sold: [ ]

2.	Number of Additional Shares: [ ]

EXHIBIT A-1

FORM OF OPINION OF FUND’S COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 6(d)

August [31], 2020

Morgan Stanley & Co. LLC

BofA Securities, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Nuveen Securities, LLC

as Representatives

and the other several Underwriters named in

Schedule I of the Underwriting Agreement referred to below

c/o	Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606

[                ] Common Shares of Beneficial Interest, $0.01 par value per share,

of Nuveen Dynamic Municipal Opportunities Fund

Ladies and Gentlemen:

We have acted as counsel to Nuveen Dynamic Municipal Opportunities Fund, a Massachusetts business trust (the “Fund”), in connection with the Fund’s registration statement on Form N-2 (No. 333-234592; No. 811-23489), as amended as of the date hereof, filed with the

Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”) and under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”), the information deemed to be a part of any such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, and the prospectus dated August [26], 2020 filed with the Commission under Rule 497 under the Securities Act (together with the statement of additional information dated August [26], 2020, filed with the Commission under Rule 497 under the Securities Act, the “Prospectus”), covering the issuance by the Fund of [                ] common shares of beneficial interest, par value $0.01 per share (the “Shares”), and the purchase of the Shares from the Fund by the several Underwriters (collectively, the “Underwriters”) named in Schedule I to the Underwriting Agreement dated August [26], 2020 (the “Underwriting Agreement”) among the Fund, Nuveen Fund Advisors, LLC (the “Investment Adviser”), Nuveen Asset Management, LLC (the “Sub-Adviser”), and you, as managing representatives of the Underwriters. This opinion is furnished to you pursuant to Section 6(d) of the Underwriting Agreement.

Capitalized terms unless otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

In this connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of: (1) the Underwriting Agreement; (2) the Registration Statement; (3) post-effective amendment no. 1 to the Registration Statement, filed with the Commission on August [    ], 2020 (the “Post-effective Amendment”); (4) each preliminary prospectus (including the statement of additional information incorporated by reference therein) included in each of the initial registration statement and pre-effective amendment nos. 1 through 4 thereto, filed with the Commission on June 19, 2020, July 17, 2020, July 24, 2020 and August [    ], 2020, respectively, and the Prospectus; (5) the Investment Management Agreement; (6) the Sub-Advisory Agreement; (7) the Custodian Agreement; (8) the Transfer Agency Agreement; (9) the Subscription Agreement between the Fund and the Investment Adviser; (10) resolutions adopted by the Board of Trustees and the Executive Committee of the Board of Trustees of the Fund; (11) the declaration of trust (the “Declaration of Trust”) and by-laws (the “By-laws”) of the Fund; (12) a certificate of the Secretary of the Commonwealth of Massachusetts as to the existence of the Fund, together with a written confirmation of good standing received from an agent on the date hereof (collectively, the “Good Standing Certificate”); (13) resolutions adopted by the managing member of the Investment Adviser; (14) the Notification; (15) the Plan; and (16) such corporate and other records, certificates, documents and other papers as we deemed it necessary to examine for the purpose of this opinion. In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, and the legal competence of each individual executing any document.

In rendering our opinion, we have relied, as to factual matters, upon written certificates and statements of officers of the Fund and public officials, including without limitation the fact certificate executed by an officer of the Fund with respect to certain factual matters and attached hereto (the “Fact Certificate”). Each of our opinion that the Fund is “validly existing” in clause (A) of paragraph 1 below, and our opinion in clause (B) of paragraph 1 below, is based solely on the Good Standing Certificate. We have not independently verified any of the facts reflected therein or any of our assumptions.

Whenever an opinion expressed herein is provided with respect to (or based upon) our knowledge of any particular information or about any information that has or has not come to our attention, such opinions are based entirely on the conscious awareness at the time this opinion is delivered on the date it bears by all of the Stradley Ronon Stevens & Young, LLP lawyers who have charged time to any Nuveen entity during the period beginning November 4, 2019, the date the Fund was organized, and ending on the date of this opinion (the “Applicable Period”) (herein called the “Nuveen Lawyers”).

Other than the Nuveen Lawyers, no other lawyer in our firm has devoted any substantive attention during the Applicable Period to any legal matter on behalf of the Fund or any other Nuveen entity. References herein to “our internal procedures” mean our confirmation, via email, with each Nuveen Lawyer that he or she has no knowledge that would contradict the statements and opinions so referenced.

Based on the foregoing, we are of the opinion that:

1.        The Fund (A) has been formed and is validly existing under the Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” (B) is in good standing with the Office of the Secretary of the Commonwealth of Massachusetts and (C) has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and the Fund is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Fund Material Adverse Effect. The Fund has no subsidiaries.

2.        The Fund meets the requirements for the use of Form N-2 under the Acts; the Registration Statement and Post-effective Amendment are effective under the Securities Act and, to the best of our knowledge based on (A) a search of the Commission’s website (www.sec.gov/litigation/stoporders.shtml), (B) our internal procedures and (C) the Fact Certificate, no stop orders suspending the effectiveness of the Registration Statement or the Post-effective Amendment are in effect and no proceedings for such purpose are pending before or threatened by the Commission.

3.        The Fund has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to enter into each of the Underwriting Agreement, the Investment Management Agreement, the Custodian Agreement and the Transfer Agency Agreement (the Investment Management Agreement, the Custodian Agreement and the Transfer Agency Agreement are collectively referred to as the “Fund Transaction Documents”) and each such Fund Transaction Document and the Underwriting Agreement has been duly authorized, executed and delivered by the Fund.

4.        Assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Transaction Documents and the Plan constitutes the valid and binding agreement of the Fund enforceable against the Fund in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally, whether statutory or decisional, and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws.

5.        The execution and delivery by the Fund of the Underwriting Agreement and each of the Fund Transaction Documents, the adoption by the Fund of the Plan, and the performance by the Fund of its obligations under the Underwriting Agreement and each of the Fund Transaction Documents, each in accordance with its terms, do not (A) violate the Declaration of Trust or By-laws, (B) constitute a violation of, or a breach or default under, the express terms of any agreement, contract or other instrument identified on EXHIBIT A to this opinion or (C) cause the creation of any security interest or lien upon any of the property of the Fund pursuant to the express terms of any agreement, contract or other instrument identified on EXHIBIT A to this opinion (other than those expressly created by such agreements, contracts or other instrument).

6.        None of the execution, delivery or performance by the Fund of its obligations under the Underwriting Agreement or the Fund Transaction Documents nor the compliance by the Fund with the terms and provisions thereof will violate in any material respect any provision of applicable law of any government or government instrumentality having jurisdiction over the Fund or any of its properties, assets or operations.

7.        No approval, authorization, consent, permit or order of, or qualification with, any court or governmental body or agency or self-regulatory organization (other than under the Acts, the Exchange Act, the Rules and Regulations, and the rules of the New York Stock Exchange, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is required by the Fund to authorize, or is required for, the execution and delivery by the Fund of the Underwriting Agreement or any of the Fund Transaction Documents.

8.        None of the execution, delivery or performance by the Fund of its obligations under the Underwriting Agreement or any of the Fund Transaction Documents nor the compliance by the Fund with the terms and provisions thereof will violate or conflict with any order known to us and applicable to the Fund.

9.        The Fund is registered with the Commission pursuant to Section 8 of the Investment Company Act as a diversified, closed-end management investment company, and the Declaration of Trust and By-laws comply in all material respects with the Investment Company Act and the rules and regulations of the Commission under the Investment Company Act. To our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; and to our knowledge no person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act.

10.        The Fund is authorized, under the Declaration of Trust and Massachusetts law, to issue an unlimited number of its Common Shares. The Shares and the 6,667 Common Shares issued and sold to the Investment Adviser (the “Seed Capital Shares”) have been duly authorized; the Seed Capital Shares have been validly issued and are fully paid and (except as set forth under the caption “CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS” in the Registration Statement, the Time

of Sale Prospectus and the Prospectus) nonassessable; and the Shares will be validly issued, fully paid and (except as set forth under the caption “CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS” in the Registration Statement, the Time of Sale Prospectus and the Prospectus) nonassessable when issued (whether or not in certificated form), sold, paid for and delivered as contemplated by the Underwriting Agreement.

11.        The Shares and the Seed Capital Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Fund’s Registration Statement on Form 8-A under the Exchange Act is effective.

12.        No person has any preemptive right in respect of the Common Shares pursuant to any Massachusetts law, the Declaration of Trust, the By-laws or, to our knowledge after due inquiry, based solely on the Fact Certificate and our internal procedures with respect to the Nuveen Lawyers, otherwise.

13.        The Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code.

14.        The description of the authorized capital stock of the Fund contained in the first four sentences under the caption “DESCRIPTION OF SHARES AND DEBT – Common Shares”, in the first sentence under the caption “DESCRIPTION OF SHARES AND DEBT – Preferred Shares” and in the first two sentences under the caption “DESCRIPTION OF SHARES AND DEBT – Senior Securities Representing Indebtedness” in the Registration Statement, Time of Sale Prospectus and the Prospectus conform in all material respects to the terms thereof contained in the Declaration of Trust. The statements in Item 30 of the Registration Statement, to the extent that they constitute summaries of portions of the Declaration of Trust and the By-laws, are in summary form accurate in all material respects.

15.        The statements (other than those specifically identified in paragraph 14 of this opinion) set forth under the heading “DESCRIPTION OF SHARES AND DEBT” and “TAX MATTERS” in the Registration Statement, Time of Sale Prospectus and Prospectus, insofar as such statements purport to summarize certain provisions of the Investment Company Act or relate to legal matters, documents or proceedings fairly summarize such provisions in all material respects.

16.        We are not representing the Fund in connection with any pending legal or governmental proceedings to which the Fund is a party that are required to be disclosed in the Registration Statement, the Post-effective Amendment, the Time of Sale Prospectus or the Prospectus pursuant to Item 12 of Form N-2 that are not so disclosed therein; based solely on our internal procedures with respect to the Nuveen Lawyers and the Fact Certificate, we are not aware of any contracts or other documents required to be disclosed in the Registration Statement, the Post-effective Amendment, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement or the Post-effective Amendment that are not disclosed therein or filed as required.

17.        The Notification and any supplements or amendments thereto (except for the financial statements and financial schedules and other financial data, if any, included therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Acts and the Rules and Regulations.

18.        Each Omitting Prospectus complies in all material respects with the requirements of Rule 482, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the information contained therein not misleading and complied and will comply in all material respects with the Acts and the Rules and Regulations; and all advertisements authorized in writing by the Fund for use in the offering of the Shares, and identified as such in EXHIBIT B to this letter, complied and will comply in all material respects with the requirements of the Acts and the Rules and Regulations.

19.        As of their respective effective dates, each of the Registration Statement, the Post-effective Amendment, and the Prospectus as of its date (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, or omitted therefrom, as to which we express no opinion), appear on their face to be appropriately responsive in all material respects to the requirements of the Acts and the applicable Rules and Regulations.

20.        The filing of the Prospectus pursuant to Rule 497(h) under the Securities Act has been made in the manner and within the time period required by Rule 497(h) of the Securities Act Rules and Regulations.

We express no opinion herein as to the laws of any jurisdiction except the federal laws of the United States, the laws of the State of Illinois, the laws of the Commonwealth of Massachusetts and, solely with respect to the opinion set forth in paragraph 4 in connection with the Transfer Agency Agreement, the laws of the State of New York. As to matters involving the application of the laws of the Commonwealth of Massachusetts, we are relying solely on the opinion of Morgan, Lewis & Bockius LLP, dated [                    ], and addressed to you (the “Morgan Lewis Opinion”), and on the Good Standing Certificate for the Fund, issued by the Secretary of the Commonwealth of Massachusetts. We believe that you and we are justified in relying on the Morgan Lewis Opinion.

This opinion is solely for the benefit of the Underwriters in connection with the transactions contemplated by the Underwriting Agreement. Without our express written consent, this opinion may not be relied upon in any manner by any other person or for any other purpose by the Underwriters. This opinion is not to be referred to or quoted in any document, report or financial statement, or filed with, or delivered to, any governmental agency or other person or entity, except such disclosure as may be required by law, without our prior written consent in each instance.

This opinion is given as of the date hereof and we disclaim any duty or obligation to advise you of any factual or legal changes of which we may become aware after the date hereof.

EXHIBIT A6

Agreements

1.	Underwriting Agreement

2.	Investment Management Agreement

3.	Sub-Advisory Agreement*

4.	Custodian Agreement

5.	Transfer Agency Agreement

6.	Subscription Agreement

7.	Dividend Reinvestment Plan

8.	NYSE Listing Agreement

9.	Nuveen Open-end and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (As Amended and Restated Effective May 8, 2020)

10.	Code of Ethics and Reporting Requirements of Nuveen (including affiliated entities) and the Nuveen Funds, as amended August 26, 2019

11.	Code of Ethics for the Independent Trustees of the Nuveen Funds, as Amended May 23, 2019

*	The Fund is not a party to the Sub-Advisory Agreement. Pursuant to Section 15(c) of the 1940 Act, the Fund’s Board of Trustees and the Fund’s sole shareholder have approved the Sub-Advisory Agreement.

6 [NTD: to be confirmed.]

EXHIBIT B

Advertisements Authorized in Writing by the Fund

1.	Investor Brochure (undated) (retail omitting prospectus)

2.	Roadshow Presentation (undated)

3.	Form of Advisor IPO E-mail Offering and webinar invitation (undated)

4.	IPO Webpages (undated)

5.	“Continued innovation in the closed-end fund IPO market” Whitepaper (undated)

6.	Webinar agenda (undated)

August [31], 2020

Morgan Stanley & Co. LLC

BofA Securities, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Nuveen Securities, LLC

as Representatives

and the other several Underwriters named in

Schedule I of the Underwriting Agreement referred to below

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

[                ] Common Shares of Beneficial Interest, $0.01 par value per share, of Nuveen Dynamic Municipal Opportunities Fund

Ladies and Gentlemen:

We have acted as counsel to Nuveen Dynamic Municipal Opportunities Fund, a Massachusetts business trust (the “Fund”), in connection with the Fund’s registration statement on Form N-2 (No. 333-234592; No. 811-23489), as amended as of the date hereof, filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”) and under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”), including the information deemed to be a part of any such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, and the prospectus dated August [26], 2020, filed with the Commission under Rule 497 under the Securities Act (together with the statement of additional information dated August [26], 2020, filed with the Commission under Rule 497 under the Securities Act, the “Prospectus”), covering the issuance by the Fund of [                ] common shares of beneficial interest, par value $0.01 per share (the “Shares”), to the several Underwriters (collectively, the “Underwriters”) named in Schedule I to the Underwriting Agreement dated [                ], 2020 (the “Underwriting Agreement”) among the Fund, Nuveen Fund Advisors, LLC (the “Investment Adviser”), Nuveen Asset Management, LLC (the “Sub-Adviser”), and you, as managing representatives of the Underwriters. This letter is furnished to you pursuant to Section 6(d) of the Underwriting Agreement.

Capitalized terms unless otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

In this connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of: (1) the Registration Statement; (2) each preliminary prospectus (including the statement of additional information incorporated by reference therein) included in each of the initial registration statement and pre-effective amendment nos. 1 through 4 thereto, filed with the Commission on June 19, 2020, July 17, 2020, July 24, 2020 and August [    ], 2020, respectively; (3) the Prospectus; and (4) post-effective no. 1 to the Registration Statement, as filed with the Commission on August [    ], 2020 (the “Post-effective Amendment”).

We are not passing upon factual matters, and the character of determinations involved in the registration process is such that we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information included or incorporated by reference in the Registration Statement, the Post-effective Amendment, the Time of Sale Prospectus or the Prospectus. However, we have participated in the preparation of the Registration Statement, the Post-effective Amendment, the Time of Sale Prospectus and the Prospectus and in discussions with certain officers of the Fund, certain officers and employees of the Investment Adviser and the Sub-Adviser, representatives of KPMG LLP, the independent registered public accounting firm for the Fund, and you and your representatives, and have reviewed certain records, documents and proceedings relating to the Fund. On the basis of such participation and review, nothing has come to our attention that causes us to believe that (1) the Registration Statement, as of 5:30 pm Eastern time on August [26], 2020 (the “Applicable Time”) or (2) the Post-effective Amendment, as of the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Time of Sale Prospectus, taken together with the number of Firm Shares and number of Additional Shares, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. This paragraph does not address, and we express no view with respect to, the financial statements and related notes and schedules, and other financial and accounting information, included in, incorporated by reference in, or omitted from, the Registration Statement, the Post-effective Amendment, the Prospectus, or the Time of Sale Prospectus.

We express no view herein as to the laws of any jurisdiction except the federal laws of the United States.

This letter is solely for the benefit of the Underwriters in connection with the transactions contemplated by the Underwriting Agreement. Without our express written consent, this letter may not be relied upon in any manner by any other person or for any other purpose by the Underwriters. This letter is not to be referred to or quoted in any document, report or financial statement, or filed with, or delivered to, any governmental agency or other person or entity, except such disclosure as may be required by law, without our prior written consent in each instance.

This letter is given as of the date hereof and we disclaim any duty or obligation to advise you of any factual or legal changes of which we may become aware after the date hereof.

EXHIBIT A-2

FORM OF OPINION OF INTERNAL COUNSEL FOR THE INVESTMENT

ADVISER TO BE DELIVERED PURSUANT TO SECTION 6(e)

1. The Adviser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Time of Sale Prospectus and Prospectus. The Adviser is duly qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such qualification, except where the failure to so qualify does not have a material adverse effect on the ability of the Adviser to perform its obligations under the Underwriting Agreement, the Investment Management Agreement, the Sub-Advisory Agreement and the Fee Agreements (the Underwriting Agreement, the Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Adviser Transaction Documents”).

2. The Adviser is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is not prohibited by the Advisers Act, the General Rules and Regulations under the Advisers Act, the Investment Company Act or the General Rules and Regulations under the Investment Company Act from acting under the Investment Management Agreement or the Sub-Advisory Agreement (collectively, the “Advisory Agreements”) for the Fund as contemplated by the Registration Statement, Time of Sale Prospectus and Prospectus; and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which could reasonably be expected to adversely affect the registration of the Adviser with the Commission.

3. The Adviser has full limited liability company power and authority to enter into the Adviser Transaction Documents and the Fee Agreements, and the Adviser Transaction Documents and the Fee Agreements have been duly authorized, executed and delivered by the Adviser; and assuming due authorization, execution and delivery by the other parties thereto, each Advisory Agreement is a valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws related to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4. Neither the execution, delivery or performance of the Adviser Transaction Documents by the Adviser nor the consummation by the Adviser of the transactions contemplated thereby (A) constitutes or will constitute a breach of

Exhibit-A2 - 1

or default under the certificate of formation or limited liability company agreement of the Adviser, (B) constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which the Adviser is a party or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Adviser, nor will any such action result in any material violation of any applicable law of the State of Illinois, the Delaware Limited Liability Company Act, the Investment Company Act, the Advisers Act or any regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties.

5. Neither the execution, delivery or performance of the Fee Agreements by the Adviser nor the consummation by the Adviser of the transactions contemplated thereby (A) constitutes or will constitute a breach of or default under the certificate of formation or limited liability company agreement of the Adviser, (B) constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which the Adviser is a party or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Adviser, nor will any such action result in any material violation of any judgment, injunction, order or decree applicable to the Adviser or any of its properties.

6. No consent, approval, authorization or other order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the federal government or the State of Illinois is required on the part of the Adviser for the execution, delivery and performance of the Adviser Transaction Documents or the Fee Agreements, or the consummation by the Adviser of the transactions contemplated thereby, except as have been obtained and are in full force and effect.

7. The description of the Adviser in the Registration Statement, Time of Sale Prospectus and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

8. To the best of my knowledge after due inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Adviser is a party, or to which the property of the Adviser is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to (A) result in a material adverse change in the condition, financial or otherwise, earnings or business affairs of the Adviser, (B) materially and adversely affect the properties or assets of the Adviser or (C) materially impair or adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Advisory Agreements, or which is required to be disclosed in the Registration Statement, the Post-effective Amendment, Time of Sale Prospectus and the Prospectus but is not disclosed as required.

Exhibit-A2 - 2

9. To the best of my knowledge after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which the Adviser is a party and which are required to be described or referred to in the Registration Statement, the Post-effective Amendment, Time of Sale Prospectus and Prospectus, or to be filed as exhibits to the Registration Statement or the Post-effective Amendment, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are accurate in all material respects.

I am not opining as to factual matters and the character of determinations involved in the registration process is such that I am not passing upon, and do not assume any responsibility for, the accuracy, completeness, or fairness of the information included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Post-effective Amendment or the Prospectus. However, I have participated in conferences with officers and other representatives of, and counsel for, the Fund, the Adviser and the Sub-Adviser, representatives of the independent public accountants of the Fund and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement, the Time of Sale Prospectus, the Post-effective Amendment, the Prospectus, the information included on Schedule III to the Underwriting Agreement and related matters were discussed and, although I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus, the Post-effective Amendment, the Prospectus and the information included on Schedule III to the Underwriting Agreement and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to my attention that have led me to believe that (i) the Registration Statement or the prospectus and statement of additional information included therein (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, or omitted therefrom, as to which I express no opinion), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, or omitted therefrom, as to which I express no opinion), as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Post-effective Amendment (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, or omitted therefrom, as to which I express no opinion), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iv) the Time of Sale Prospectus and the information included on

Exhibit-A2 - 3

Schedule III to the Underwriting Agreement, all considered together (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, or omitted therefrom, as to which I express no opinion), as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

As used herein, “Applicable Time” means 5:30 p.m. (Eastern time) on August [26], 2020.

These opinions are given as of the date hereof and are limited in all respects to the law and facts existing as of the date hereof. I assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or any changes in laws which may hereafter occur.

I am admitted to practice in the State of Illinois, and I express no opinions whatsoever with respect to any laws other than the internal laws of the State of Illinois, the federal laws of the United States, and the Delaware Limited Liability Company Act.

Exhibit-A2 - 4

EXHIBIT A-3

FORM OF OPINION OF INTERNAL COUNSEL FOR SUB-ADVISER

TO BE DELIVERED PURSUANT TO SECTION 6(e)

1. The Sub-Adviser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Time of Sale Prospectus and Prospectus. The Sub-Adviser is duly qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such qualification, except where the failure to so qualify does not have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement (the Underwriting Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Sub-Adviser Transaction Documents”).

2. The Sub-Adviser is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is not prohibited by the Advisers Act, the General Rules and Regulations under the Advisers Act, the Investment Company Act or the General Rules and Regulations under the Investment Company Act from acting under the Sub-Advisory Agreement for the Fund as contemplated by the Registration Statement, Time of Sale Prospectus and Prospectus; and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which could reasonably be expected to adversely affect the registration of the Sub-Adviser with the Commission.

3. The Sub-Adviser has full limited liability company power and authority to enter into the Sub-Adviser Transaction Documents, and the Sub-Adviser Transaction Documents have been duly authorized, executed and delivered by the Sub-Adviser; and assuming due authorization, execution and delivery by the other party thereto, the Sub-Advisory Agreement is a valid and legally binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws related to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4. Neither the execution, delivery or performance of the Sub-Adviser Transaction Documents by the Sub-Adviser nor the consummation by the Sub-adviser of the transactions contemplated thereby (A) constitutes or will constitute a breach of or default under the certificate of formation or limited liability company agreement of the Sub-Adviser, (B) constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other

Exhibit-A3 - 1

instrument to which the Sub-Adviser is a party or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Sub-Adviser, nor will any such action result in any material violation of any applicable law of the State of Illinois, the Delaware Limited Liability Company Act, the Investment Company Act, the Advisers Act or any regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties.

5. No consent, approval, authorization or other order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the federal government or the State of Illinois is required on the part of the Sub-Adviser for the execution, delivery and performance of the Sub-Adviser Transaction Documents, or the consummation by the Sub-Adviser of the transactions contemplated thereby, except as have been obtained and are in full force and effect.

6. The description of the Sub-Adviser in the Registration Statement, Time of Sale Prospectus and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

7. To the best of my knowledge after due inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Sub-Adviser is a party, or to which the property of the Sub-Adviser is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to (A) result in a material adverse change in the condition, financial or otherwise, earnings or business affairs of the Sub-Adviser, (B) materially and adversely affect the properties or assets of the Sub-Adviser or (C) materially impair or adversely affect the ability of the Sub-Adviser to function as an investment adviser or perform its obligations under the Sub-Advisory Agreement, or which is required to be disclosed in the Registration Statement, the Post-effective Amendment, Time of Sale Prospectus and the Prospectus but is not disclosed as required.

8. To the best of my knowledge after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which the Sub-Adviser is a party and which are required to be described or referred to in the Registration Statement, the Post-effective Amendment, Time of Sale Prospectus or Prospectus or to be filed as exhibits to the Registration Statement or the Post-effective Amendment, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are accurate in all material respects.

These opinions are given as of the date hereof and are limited in all respects to the law and facts existing as of the date hereof. I assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may

Exhibit-A3 - 2

hereafter come to my attention or any changes in laws which may hereafter occur.

I am admitted to practice in the State of Illinois, and I express no opinions whatsoever with respect to any laws other than the internal laws of the State of Illinois, the federal laws of the United States, and the Delaware Limited Liability Company Act.

Exhibit-A3 - 3

EXHIBIT B

FORM OF

OPTION EXERCISE NOTICE

                    , 2020

Nuveen Dynamic Municipal Opportunities Fund Nuveen Fund Advisors, LLC Nuveen Asset Management, LLC

Ladies and Gentlemen:

We refer to the Underwriting Agreement dated August [26], 2020 (the “Underwriting Agreement”) among Nuveen Dynamic Municipal Opportunities Fund, Nuveen Fund Advisors, LLC, and Nuveen Asset Management, LLC and Morgan Stanley & Co. LLC, BofA Securities, Inc, UBS Securities LLC, Wells Fargo Securities, LLC and Nuveen Securities, LLC, as representatives of the several Underwriters listed in Schedule I thereto; capitalized terms being used herein as therein defined. We hereby exercise an option to purchase [                    ] Additional Shares, on the basis of the representations and warranties contained in the Underwriting Agreement, and subject to its terms and conditions. Such Additional Shares will be purchased on [                    ], 2020 (which shall be an Option Closing Date) at the offices of Weil, Gotshal & Manges LLP, New York, New York, at 10:00 A.M. (New York City time). [This option exercise is without prejudice to the Underwriters’ right under the Underwriting Agreement to exercise one or more options covering some or all of the remaining Additional Shares.]

Very truly yours,

Morgan Stanley & Co. LLC

BofA Securities, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Nuveen Securities, LLC

as representatives of the several
underwriters listed in Schedule I to
the Underwriting Agreement

By:	Morgan Stanley & Co. LLC

By:
	Name:	Michael Occi
	Title:	Managing Director

By:	BofA Securities, Inc.

By:
Name:
Title:

By:	UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

By:	Wells Fargo Securities, LLC

By:
Name:
Title:

By:	Nuveen Securities, LLC

By:
Name:
Title: